Taxes	12 Months Ended
Dec. 31, 2023
Taxes [Abstract]
Taxes

Note 9 – Taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payment of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, Oriental Culture HK established in Hong Kong is subject to a 16.5% income tax on taxable income generated from operations in Hong Kong. Payments of dividends from Oriental Culture HK to us are not subject to any Hong Kong withholding tax. The Company did not generate any revenue from operations in Hong Kong since its inception through December 31, 2023, and therefore is not subject to any income taxes in Hong Kong.

PRC

The WFOE and VIEs incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provisions in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemptions may be granted on case-by-case basis.

Under the current EIT Law, dividends paid by an FIE to any of its foreign non-resident enterprise investors are subject to a 10% withholding tax. Thus, dividends, if and when payable by the Company’s PRC subsidiaries to their offshore parent entities, would be subject to a 10% withholding tax. A lower tax rate will be applied if such foreign non-resident enterprise investor’s jurisdiction of incorporation has signed a tax treaty or arrangement for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income with China. There is such a tax arrangement between the PRC and Hong Kong. Thus, the dividends, if and when payable by the Company’s WFOE to the offshore parent entity located in Hong Kong, would be subject to a 5% withholding tax rather than the statutory rate of 10% provided that the offshore entity located in Hong Kong meets the requirements stipulated by relevant PRC tax regulations. The Company has not provided for deferred income tax liabilities on the WFOE’s undistributed earnings of $41,291,171 and $42,087,930 as of December 31, 2023 and 2022, respectively, because the Company controls the timing of the undistributed earnings and it is probable that such earnings will not be distributed. The Company plans to reinvest those earnings in the PRC operations for the foreseeable future.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in China as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008 if the only if all of the following conditions are met: (i) the primary location of the day-to-day operational management is in China; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in China; (iii) the enterprise’s primary assets, accounting books and records, company seals, and board and shareholder resolutions, are located or maintained in China; and (iv) at least 50% of voting board members or senior executives habitually reside in China. Based upon a review of surrounding facts and circumstances, the Company does not believe its subsidiaries outside of China is a PRC resident enterprise for PRC tax purposes because the rule only applies to offshore enterprises controlled by PRC enterprises or PRC enterprise groups, not those controlled by PRC individuals or foreigners like us, and therefore was not subject to PRC taxes.

Kashi Longrui and Kashi Dongfang were formed and registered in Kashi in Xinjiang Province, China in 2018. These companies have received an exemption and will not be subject to income tax for 5 years, which expired on December 31, 2022. As of December 31, 2022 and 2021, the Company has not recorded any deferred tax liabilities in light of (1) its tax free arrangement; (2) its compliance with PRC EIT Law in making payments of enterprise income tax; and (3) Jiangsu Yanggu’s inability to pay its net profits to WFOE under the VIE agreement without the Company’s determination. However, any changes with the current effective PRC Tax laws and regulations could result in the Company paying more enterprise income tax, which would materially and adversely affect the operating and financial performance of the Company.

Tax savings for the years ended December 31, 2023, 2022 and 2021 amounted to approximately nil, $1,933,000 and $4,198,000, respectively. The Company’s basic and diluted earnings per share would have been lower by nil, $0.50, and $0.20 per share for the years ended December 31, 2023, 2022 and 2021, respectively, without the preferential tax exemption.

The following table reconciles China statutory rates to the Company’s effective tax rate:

	December 31, 2023	December 31, 2022

China income tax rate	25.0%	25.0%
Tax exemption/preferential rate reduction	-%	(21.1)%
Change in valuation allowance	(25.4)%	(3.8)%
Effective tax rate	(0.4)%	0.1%

Deferred tax assets - China

The following table summarizes the significant components of deferred tax assets.

	December 31, 2023	December 31, 2022

Net operating losses	$1,122,569	$961,468
Allowance for credit losses	10,589	10,769
Less: valuation allowance	(1,133,158)	(972,237)
Deferred tax assets, net	$-	$-

The following table summarizes the changes in valuation allowance for deferred tax assets.

	December 31, 2023	December 31, 2022

Beginning balance	$972,237	$847,735
Additions	160,921	124,502
Ending balance	$1,133,158	$972,237

The Company evaluated the recoverable amounts of deferred tax assets, and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary difference can be utilized. The Company considers both positive and negative factors when assessing the future realization of the deferred tax assets and applied weigh to the relative impact of the evidence to the extent it could be objectively verified.

The Company’s NOL was mainly from the Company’s VIE and its subsidiaries’ cumulative net operating losses (“NOL”) of approximately $4,514,000 and $4,521,000 as of December 31, 2023 and 2022, and will start expiring in 2024. Management believes projected future losses outweighs other factors and made a full allowance of related deferred tax assets.

Taxes payable consist of the following:

	December 31, 2023	December 31, 2022

VAT payable	$8,852	$6,858
Other taxes payable	4,906	6,514
Income taxes payable	3,067	-
Total	$16,825	$13,372